Penn Series Funds, Inc.

All Funds

(Except for the Mid Cap Growth Fund)

Supplement dated February 27, 2014

to the Prospectus dated May 1, 2013

This supplement provides new and additional information beyond that contained in the Prospectus, dated May 1, 2013 (the “Prospectus”) and should be read in conjunction with the Prospectus.

At the meeting of the Board of Directors (the “Board”) of Penn Series Funds, Inc. (the “Company”) held on February 19, 2014, Independence Capital Management, Inc. (the “Adviser”) recommended, and the Board approved, an Amended and Restated Expense Limitation Agreement among the Adviser, The Penn Mutual Life Insurance Company (“Penn Mutual”) and the Company, on behalf of each portfolio of the Company (each, a “Fund” and collectively, the “Funds”), that modifies the expense limitation applicable to each Fund, except the Mid Cap Growth Fund.

As a result, effective May 1, 2014, the contractual expense limitations for each of the Funds will be as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market Fund	0.64%	SMID Cap Growth Fund	1.07%
Limited Maturity Bond Fund	0.74%	SMID Cap Value Fund	1.26%
Quality Bond Fund	0.73%	Small Cap Growth Fund	1.13%
High Yield Bond Fund	0.92%	Small Cap Value Fund	1.02%
Flexibly Managed Fund	0.94%	Small Cap Index Fund	0.74%
Balanced Fund	0.79%	Developed International Index Fund	0.94%
Large Growth Stock Fund	1.02%	International Equity Fund	1.20%
Large Cap Growth Fund	0.89%	Emerging Markets Equity Fund	1.78%
Large Core Growth Fund	0.90%	Real Estate Securities Fund	1.02%
Large Cap Value Fund	0.96%	Aggressive Allocation Fund	0.40%
Large Core Value Fund	0.96%	Moderately Aggressive Allocation Fund	0.34%
Index 500 Fund	0.42%	Moderate Allocation Fund	0.34%
Mid Cap Growth Fund	1.00%	Moderately Conservative Allocation Fund	0.35%
Mid Cap Value Fund	0.83%	Conservative Allocation Fund	0.38%
Mid Core Value Fund	1.11%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM6420    2/14